UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

135 Route 202/206 Suite 6

Bedminster, NJ 07921

(Address of principal executive offices, including zip code)

(646) 440-9333

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On April 2, 2025, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 10, 2025, by and among Intra-Cellular Therapies, Inc., a Delaware corporation (the “Company”), Johnson & Johnson, a New Jersey corporation (“Johnson & Johnson”), and Fleming Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Johnson & Johnson (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Johnson & Johnson.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Company Shares”) issued and outstanding immediately prior to the Effective Time (other than certain Company Shares to be canceled pursuant to the Merger Agreement and Company Shares with respect to which appraisal rights have been properly and validly exercised in accordance with Delaware law), was canceled and retired and converted into the right to receive an amount equal to $132.00 per share in cash (the “Merger Consideration”), without interest thereon and less any applicable tax withholdings.

At the Effective Time, each compensatory option to purchase Company Shares (a “Company Option”) that was then outstanding and unexercised as of immediately prior to the Effective Time, whether vested or unvested, and which had a per share exercise price that was less than the Merger Consideration, was cancelled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company Option immediately prior to the Effective Time, and (ii) the excess of (A) the Merger Consideration over (B) the per share exercise price of such Company Option. In addition, at the Effective Time, each Company Option with a per share exercise price that equals or exceeds the amount of the Merger Consideration was cancelled for no consideration.

At the Effective Time, each restricted stock unit with respect to Company Shares (a “Company RSU Award”), other than Interim Equity Awards (as defined below), that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was canceled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company RSU Award immediately prior to the Effective Time and (ii) the Merger Consideration.

At the Effective Time, each performance stock unit with respect to Company Shares (a “Company PSU Award”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was canceled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company PSU Award immediately prior to the Effective Time determined by treating all applicable performance measures as satisfied at the target level of performance and (ii) the Merger Consideration.

At the Effective Time, each Company RSU Award that was granted during the period between the date of the Merger Agreement and the Effective Time (in accordance with the terms and conditions of the Merger Agreement) (an “Interim Equity Award”), to the extent unvested immediately prior to the Effective Time, was converted to a time-vesting deferred cash award that will vest and be paid in accordance with its original vesting schedule, subject to full acceleration upon the occurrence of certain specified events.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On April 2, 2025, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and its intent to remove all Company Shares from the Nasdaq Global Select Market and (ii) requested that Nasdaq (A) halt trading of Company Shares effective before the opening of trading on April 2, 2025, and (B) file with the Securities and Exchange Commission (“SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Ten days after the filing of such Form 25, the Company intends to file Form 15 with the SEC to terminate the registration of Company Shares under Section 12(g) of the Exchange Act, and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Shares prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Johnson & Johnson. The total amount of consideration paid to the Company’s stockholders by Johnson & Johnson in connection with the Merger was approximately $14.6 billion and was funded by Johnson & Johnson through cash-on-hand.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As of the Effective Time, in accordance with the Merger Agreement, all of the directors of the Company immediately prior to the Effective Time resigned as directors of the Company and all of the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company until such time as they resign or are otherwise removed and their successors are duly appointed.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and under Item 2.01, Item 3.03, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Restated Certificate of Incorporation of the Company was amended and restated and, as so amended and restated, shall be the certificate of incorporation of the Company until further amended. In addition, pursuant to the Merger Agreement at the Effective Time, the bylaws of the Company were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect at the Effective Time (except that references to the name of Merger Sub were replaced by reference to the name of the Company and the indemnification provisions were conformed to the indemnification provisions of the Restated Bylaws of the Company as in effect immediately prior to the Effective Time). Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01.	Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 10, 2025, by and among Johnson & Johnson, Fleming Merger Sub, Inc. and Intra-Cellular Therapies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Intra-Cellular Therapies, Inc. (File No. 001-36274) filed on January 13, 2025).*

3.1	Amended and Restated Certificate of Incorporation of Intra-Cellular Therapies, Inc., dated April 2, 2025.

3.2	Amended and Restated Bylaws of Intra-Cellular Therapies, Inc., dated April 2, 2025.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Randall Nixon
Randall Nixon
Secretary

Date:	April 2, 2025